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                        BAYSIDE VILLAGE RESIDENTIAL LEASE
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THIS RESIDENTIAL LEASE, dated March 11, 1999, for purposes of reference only, is made and entered into by and between BAYSIDE VILLAGE ASSOCIATES, a partnership "(Bayside Village)", and BoysToys.com, Inc. by Ralph Amato and Michael Potter ("Resident").

1. PREMISES: Bayside Village hereby leases to Resident, and Resident hereby leases from Bayside Village, those certain premises ("suite"), located in the Bayside Village complex, described as Suite No. 406 at Four Bayside Village Place, San Francisco, California.

2. TERM: The term of this Lease shall be for a period of -6- months, commencing on April 6, 1999 and ending on October 5, 1999, unless sooner terminated as herein provided. If Bayside Village is unable to give possession of the suite on the above commencement date for any reason whatsoever, Bayside Village shall not be subject to any liability, nor shall the validity of this Lease be affected nor the term thereof extended, but under such circumstances the rent hereunder shall not commence until the possession of the suite is tendered to Resident; provided, however, that in the event that possession of the suite is not tendered by Bayside Village to Resident within 30 days following the above commencement date, then at any time after the 30-day period and prior to tender by Bayside Village of possession, Resident may terminate this Lease by written notice to Bayside Village, and thereupon all rights and obligations hereunder of both parties shall cease.

3. RENT: Resident shall pay to Bayside Village at the Bayside Village management office at Three Bayside Village Place, San Francisco, California, or to such other place as Bayside Village may from time to time designate by written notice to Resident, without deduction or offset of any kind, as rent for the use and occupancy of the suite, the sum of Twenty-Two Hundred Seventy-Five Dollars ($2,275.00) per month payable in advance on the first day of each and every calendar month, and a proportionate part of that sum for any fraction of a calendar month of the term. Rent for the first full calendar month shall be paid at the time of execution of this Lease by Resident, and in the event that the term hereof commences (or if under the terms of paragraph 2 rent commences) other than on the first day of a calendar month, then the rent for the fractional month will be payable on the first day of the immediately following calendar month. RESIDENT AGREES THAT ALL RENTAL AND OTHER PAYMENTS SHALL BE BY PERSONAL CHECK, CASHIER'S CHECK, CERTIFIED CHECK OR MONEY ORDER, AND THAT NO CASH WILL BE ACCEPTED FOR RENTAL PAYMENTS.

4. PARKING: During the term of this Lease, Resident shall have the right to occupy -0- parking space(s) located in the underground parking garage. Bayside Village reserves the right to change from time to time the location of Resident's designated parking space. Resident agrees to pay as additional rent the sum of N/A Dollars ($N/A) per month to Bayside Village for rent for such parking space. Such rent shall be paid at the time and in the manner provided for payment of rent under paragraph 3 above. Resident may terminate rental of this parking space by giving Bayside Village not less than 30 days' written notice of such termination. Use of said parking space shall be at the sole risk of Resident, and without limiting the generality of the foregoing, to the maximum extent permitted by law, Bayside Village shall not have, and Resident agrees to indemnify Bayside against, any liability to Resident or any other person, including attorneys' fees, for any damage to or loss or theft of any automobile or other property (including property of Resident), or injury to or death of any person (including Resident and Resident's family, agents, employees, visitors, or licensees), arising directly or indirectly out of or in any way in connection with the use by Resident or Resident's family, agents, employees, visitors or licensees of such parking space or any part of the parking garage.

5. LATE CHARGES - DISHONORED CHECKS: Resident agrees to pay promptly a late charge of $25.00 in the event any monthly installment of rent is not received within 3 days of its due date. This late charge does not establish a grace period; Bayside Village may make written demand for payment if rent is not paid on its due date. Bayside Village and Resident agree that the late charge is presumed to be the damages sustained by Bayside Village because of Resident's late payment of rent, and that it is impracticable or extremely difficult to fix the actual damages. In the event any check in payment of Resident's rent or other charges is dishonored by the bank, Resident agrees to immediately deliver to Bayside Village a cashier's check, certified check or money order in the amount of the dishonored check plus a service charge of $25.00 and a late charge, if applicable. If such dishonor occurs more than once during the term of this Lease, or any extension thereof, then, if Bayside Village shall so require by notice in writing to Resident, all future rent and other charges must be paid only in the form of a cashier's check, certified check or money order.

6. SECURITY DEPOSIT: Prior to the commencement of the term and before occupancy of the suite, Resident shall deposit with Bayside Village the sum of Eight Hundred Dollars ($800.00), as security for the faithful performance of all Resident's obligations under this Lease, including, but not limited to, payment of rent, and cleaning and repair of the suite after their surrender. THIS SECURITY DEPOSIT SHALL NOT CONSTITUTE PAYMENT OF THE LAST MONTH'S RENT HEREUNDER. Bayside Village shall have the right to the extent permitted by law, but not the obligation, to apply the security deposit to any payment, in the making of which Resident shall be in default hereunder, and to the cost of performing any of Resident's obligations under this Lease, and if Bayside Village does so apply the deposit, Resident shall, upon demand, immediately deposit with Bayside Village all amounts necessary to restore the Security Deposit to its original amount so that Resident shall at all times have on deposit with Bayside Village the amount herein specified as security. Resident's failure to replenish such amount within ten days after written demand by Bayside Village will constitute a material breach of this Lease. Within three weeks after Resident has vacated the suite, Bayside Village will furnish Resident with an itemized written statement of the amount of the security deposit received, of the disposition of the security deposit and the basis for any such disposition of the security deposit; Bayside Village will return any remaining portion of the security deposit to Resident.

7. CONDITION AND MAINTENANCE OF PREMISES: The taking possession of the suite by Resident shall be conclusive evidence that the suite, including all equipment and fixtures, were then clean and sanitary and in good order and condition. Resident shall, throughout the term hereof, keep the suite in good, clean and sanitary order and condition and surrender them to Bayside Village in as good condition as they are on the date of this Lease, reasonable wear and tear and damage by the elements excepted. Resident agrees to notify Bayside Village of any defects, dilapidations or dangerous conditions in and about the suite and to promptly reimburse Bayside Village for the cost of any repairs to said suite, or the equipment or personal property subject to this Lease, caused by negligence or misuse of the suite of or by Resident or of any of Resident's invitees, licensees or guests. Bayside Village may make, when needed in Bayside Village's opinion, any repairs, replacements or restorations in and about the suite or to any of its fixtures or equipment. Resident shall not, without the prior written consent of Bayside Village, make any such repairs, replacements or restorations. Bayside Village shall not be required to make any repairs except as expressly provided by law, and Bayside Village shall in no event have any duty to make any repairs prior to the expiration of a reasonable time following receipt of written notice from Resident of the need therefor.

8. USE OF PREMISES: This suite is to be occupied by no more than four persons. (a) The premises shall be used solely and exclusively for private residence purposes, and shall be occupied only by the persons specified in Resident's latest Lease/Rental Application approved by Bayside Village. (b) Resident will not make or permit any use of the suite, or do or permit any act, including the keeping of anything, in or about the suite, which, directly or indirectly, will tend to injure the reputation of Bayside Village, disturb any resident of the building in which the suite is located or the neighborhood, violate any law, ordinance or regulation, or violate the terms of or cause any increase in the rate under any insurance policy governing or relating to the building in which the suite is located. (c) Resident shall comply with all laws, ordinances and governmental regulations, and with any direction of any public officer, pursuant to law, which shall impose any duty upon or provide for or refer to any obligation of Resident with respect to the suite or the occupation thereof.

9. RULES AND REGULATIONS: Resident agrees to comply with and observe all building Rules and Regulations, a copy of which is attached to this Lease and incorporated by reference in paragraph 29.

10. ALTERATIONS: Resident shall make no alterations (including painting and decorating) in or additions of any kind to the suite or its fixtures or equipment without Bayside Village's prior written consent, which Bayside Village may condition in any manner, or may refuse, in accordance with its sole determination, which shall be conclusive. All such alterations or additions which may be approved by Bayside Village shall be at the sole cost of Resident, and Resident agrees to hold Bayside Village harmless from all liabilities in any way connected therewith. All additions, hardware, fixtures and improvements placed in the suite by Resident or Bayside Village, shall be Bayside
Village's property and shall remain upon the suite upon any termination of the term hereof, unless Bayside Village as a condition of consenting to such alteration or addition required that at the conclusion of the term hereof the suite be restored to the condition existing prior to such alteration or addition, in which event Resident sahll comply with such condition.

11. RIGHT OF ENTRY BY BAYSIDE VILLAGE: On not less than 24 hours' advance notice to Resident by Bayside Village, unless otherwise agreed to by Resident, Bayside Village shall have the right to enter the suite during normal business hours for the purpose of: (a) Making necessary or agreed repairs, decorations, alterations or improvements; (b) Supplying necessary or agreed services; or (c) Showing the suite to prospective or actual purchasers, mortgagees, tenants, workmen or contractors. In case of emergency, or Resident's abandonment or surrender of the suite, Bayside Village or its agent may enter the suite at any time without securing Resident's prior permission. Bayside Village currently has a key to the suite. Resident may not change the locks or add a lock without Bayside Village's prior written consent. Any damage resulting from emergency entry shall be the responsibility of the Resident if locks are changed or added and no key is provided to Bayside Village.

12. PETS: Resident may keep no bird, animal, or reptile or pet of any kind in or about the suite or the common areas.

13. UNTENANTABILITY: If the suite or the building in which the suite is located is made untenantable by fire or other casualty, Bayside Village may elect: (a) To terminate this Lease as of the date of the fire or other casualty by notice to Resident within 30 days after that date, or (b) To repair and restore the building or the suite. In such event the Lease shall not terminate and, unless such fire or other casualty is due to the negligence or misconduct of Resident or any other person in the suite with Resident's permission, such repair and restoration shall be at the expense of Bayside Village and rent shall be abated on a per diem basis while the suite is untenantable.


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14. INDEMNIFICATION OF BAYSIDE VILLAGE: Bayside Village shall not be liable, and resident, to the maximum extent permitted by law, waives all claims, and agrees to indemnify Bayside Village for any liability arising before termination of this Lease, and any loss, claim, cause of action, cost or expense, including attorneys' fees, for personal injuries or property damage caused by the negligent, willful, or intentional conduct of Resident or any other occupant of the suite or of their guests or invitees. This indemnification agreement does not waive Bayside Village's duty of care to prevent personal injury or property damage to the extent that duty is imposed by law.

15. SUBLETTING OR ASSIGNMENT: Resident shall not assign this Lease or any interest under it, or sublet the suite or any part thereof, or permit the use or occupancy of the suite or any part thereof by any one other than Resident and the other occupants named in Resident's latest Lease/Rental Application approved by Bayside Village.

16. UTILITIES AND SERVICES: (a) Resident shall arrange for and pay all charges incurred for the furnishing of electrical, cable television and telephone service to the suite, including any deposits required for such services. (b) In the event of any failure or interruption of any service in or to the suite, or in or to the building in which the suite is located, for any reason beyond the reasonable control of Bayside Village, then, to the maximum extent permitted by law, any such failure or interruption of service shall never be deemed an eviction or disturbance of Resident's use and possession of the suite, or render Bayside Village liable to Resident for damages, or relieve Resident from performance of Resident's obligations under this Lease, or entitle Resident to an abatement of rent or parking rent.

17. JOINT AND SEVERAL TENANCY: If more than one person executes this Lease as Resident, their obligation hereunder are joint and several, whether or not such Resident is in actual possession of the suite, and any act or notice of or to, or refund to, or the signature of, any one or more of them, in relation to the extension or termination of this Lease, or under or with respect to any of the terms hereof, shall be fully binding upon each and all of the persons executing this Lease as Resident.

18. EVENTS OF DEFAULT: Resident shall be guilty of a material breach of this Lease should Resident: (a) Fail to pay any rent or other sum payable under this Lease on the date it becomes due; (b) Default in the performance of or breach any provision, term, covenant or condition of this Lease; (c) Vacate or abandon said suite before expiration of the full term of this Lease, or any extension thereof; (d) Permit the leasehold interest of Resident to be levied upon or attached by process of law; or (e) Make an assignment for the benefit of creditors.

19. REMEDIES: In the event Resident is guilty of a material breach of this Lease as defined in paragraph 18 of this Lease, Bayside Village, in addition to any other right or remedy allowed by law or provided for in any other section of this Lease, may, if Bayside Village so elects, forthwith terminate Resident's right to possession of the suite and terminate this Lease. In the event Bayside Village commences litigation against resident to enforce any of the provisions of this agreement, resident shall pay to Bayside Village reasonable attorneys' fees and court costs actually incurred, whether or not the matter is pursued to Judgment. Upon any termination of this Lease, whether by operation of law or at the election of Bayside Village, as above provided, Bayside Village may recover from Resident all sums to which Bayside Village is entitled under section 1951.2 of the California Civil Code and otherwise, including the worth at the time of the award thereof to Bayside Village, computed as provided in said section 1951.2, of the amount by which the unpaid rent for the balance of the full term hereof after the time of such award exceeds the amount of such rental loss for the same period that Bayside Village proves could be reasonably avoided. If Resident abandons or vacates the suite, while in default of the payment of rent, Bayside Village may consider any property left in the suite to be abandoned and may dispose of the same in any manner allowed by law.

20. NO WAIVER: The failure of Bayside Village in any case to enforce or insist upon strict performance of any provision of this Lease, including the building Rules and Regulations, shall not prevent a subsequent act, which would have originally constituted a violation or default hereunder from having all the force and effect of an original violation or default. The receipt by Bayside Village of rent with knowledge of the breach of any provision of this Lease, including the building Rules and Regulations, shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by any act or conduct by Bayside Village, unless such waiver be in writing signed by Bayside Village. No payment by Resident or receipt by Bayside Village of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of the rent earliest due, and Bayside Village may accept any payment without prejudice to Bayside Village's right to recover any other sums due from Resident or pursue any other remedy provided in this Lease, regardless of any endorsement or statement accompanying such payment.

21. SUBORDINATION: This Lease is subordinate to all recorded covenants and conditions which now affect, and to all ground or underlying leases, mortgages or deeds of trust which may now or hereafter affect, the real property of which the suite forms a part, including leases, mortgages and deeds of trust which cover said real property and other suites as a blanket lien or otherwise, and to all renewals, modifications, consolidations, replacements and extensions thereof. This cause shall be self-operative and no further instrument or act shall be required effectuate such subordination, but in confirmation of such subordination, Resident shall execute promptly any certificate or other document which Bayside Village may request.

22. SMOKE DETECTOR: Resident acknowledges that the suite is supplied with a smoke detection device. During the term of this Lease, and any extensions, it shall be Resident's responsibility to regularly test said device to ensure that it is in operable condition. Resident shall promptly inform Bayside Village in writing of any defects, malfunction, or failure of said device and upon receipt of said notice, Bayside Village shall promptly make any repairs necessary to maintain said device in proper working order, at no charge to Resident.

23. NOTICES: Except as otherwise in this Lease provided, any notice by Bayside Village to Resident shall be in writing and shall be deemed to be duly given if and when it is delivered personally to Resident, or sent by registered or certified mail addressed to Resident at the suite, or left at the suite. Any notice by Resident to Bayside Village shall be in writing and shall be deemed to be duly given if it is signed by Resident and delivered personally to Bayside Village's manager at the management office at Bayside Village at THREE BAYSIDE VILLAGE PLACE, San Francisco, California, or sent by registered or certified mail addressed to Bayside Village at said management office. Bayside Village may change its address for purposes of this paragraph by giving written notice of the change to Resident in the manner provided in this paragraph.

24. BINDING ON HEIRS AND SUCCESSORS: This Lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, and successors of the parties hereto, but nothing in this paragraph shall be construed as a consent by Bayside Village to any assignment or subletting of this Lease by Resident.

25. MISCELLANEOUS: (a) Each and every term, covenant and agreement herein contained shall be deemed a condition hereof. (b) All amounts (other than rent and late charges) owed by Resident to Bayside Village hereunder shall be paid within 10 days from the date Bayside Village renders statements of account therefor. All amounts (other than rent and late charges) owed by Resident to Bayside Village, if not paid when due, shall bear interest from the due date until paid at the rate of 10% per annum, or if a higher rate is legally permissible, at the highest rate legally permitted. (c) Any riders attached to this Lease and signed by Bayside Village and Resident are hereby made a part of this Lease as though inserted in this lease. (d) This Lease, including provisions and riders above made a part hereof, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Bayside Village nor Bayside Village's agents have made any representations or promises, with respect to the suite or the building in which the suite is located or otherwise, except as expressly set forth in the Lease. This Lease may be modified in writing only, signed by Bayside Village and Resident.

26. CONVERSION TO A MONTH-TO-MONTH TENANCY: IMMEDIATELY UPON THE EXPIRATION OF THE TERM OF THIS LEASE, THE TENANCY SHALL AUTOMATICALLY CONVERT TO A MONTH-TO-MONTH TENANCY UNLESS EITHER PARTY PRIOR TO SUCH EXPIRATION OF THE TERM OF THE LEASE, GIVES THE OTHER PARTY AT LEAST 30 DAYS' NOTICE IN WRITING THAT SUCH PARTY WILL NOT RENEW THE TENANCY ON A MONTH-TO-MONTH BASIS. ANY HOLDING OVER AFTER EXPIRATION OF THE TERM OF THIS LEASE, WITH THE CONSENT OF BAYSIDE VILLAGE, SHALL BE CONSTRUED AS A MONTH-TO-MONTH TENANCY IN ACCORDANCE WITH THE TERMS HEREOF, AS APPLICABLE. AT LEAST 30 DAYS PRIOR TO THE EXPIRATION OF THIS LEASE, BAYSIDE VILLAGE SHALL NOTIFY THE RESIDENT IN WRITING OF ANY POTENTIAL CHANGES IN THE RENTAL RATE OR ANY OTHER TERMS OF THIS LEASE.

27. MONTH-TO-MONTH TENANCY: IN THE EVENT RESIDENT BECOMES A MONTH-TO-MONTH TENANT, SAID TENANCY MAY BE TERMINATED BY THE RESIDENT ONLY BY GIVING THIRTY
(30) DAYS WRITTEN NOTICE OF INTENT TO TERMINATE THE TENANCY.

28. MANAGER AND AGENT OF BAYSIDE VILLAGE: The person authorized to manage the premises is JAMES GREENE, THREE BAYSIDE VILLAGE PLACE, SAN FRANCISCO, CALIFORNIA. The person authorized to act for and on behalf of Bayside Village for the purpose of service of process and for the purpose of receiving and receipting for all notices and demands is JAMES GREENE, RESIDENT MANAGER, BAYSIDE VILLAGE, THREE BAYSIDE VILLAGE PLACE, SAN FRANCISCO, CALIFORNIA.

29. INCORPORATED INSTRUMENTS: This Lease incorporates by reference as if written herein other terms and conditions contained in the following instruments, receipt of a copy of each of which instruments Resident hereby acknowledges: _X_ Lease Agreement, _X_ Suite Move-In Condition Form, _X_ Rules and Regulations,
___ Addendum to Residential Lease, _X_ Resident Handbook, ___
____________________________________.

NOTICE: THIS LEASE CONTAINS A PROVISION FOR THE AUTOMATIC RENEWAL OR EXTENSION OF YOUR TENANCY.

IN WITNESS WHEREOF, Bayside Village and Resident have executed duplicate originals of this Lease on the respective dates set forth below and Resident acknowledges receipt of a duplicate original of this Lease.

/s/ Ralph Amato              4/2/99     /s/ Michael Potter            4-1-99
-----------------------------------     ------------------------------------
Ralph Amato,                   Date     Michael Potter,                 Date
C.E.O.                                  Secretary
-----------------------------------     ------------------------------------
Resident                       Date     Resident                        Date

BAYSIDE VILLAGE ASSOCIATES, a partnership

By /s/ Susan Schwartz                   Date: 4-6-99
   --------------------------------           ------
     Bayside Village Associates

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                        BAYSIDE VILLAGE RESIDENTIAL LEASE
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THIS RESIDENTIAL LEASE, dated April 21, 1999, for purposes of reference only, is made and entered into by and between BAYSIDE VILLAGE ASSOCIATES, a partnership "(Bayside Village)", and BoysToys.Com, Inc. By Ralph Amato and Michael Potter ("Resident").

1. PREMISES: Bayside Village hereby leases to Resident, and Resident hereby leases from Bayside Village, those certain premises ("suite"), located in the Bayside Village complex, described as Suite No. 217 at 180 Brannan Street, San Francisco, California.

2. TERM: The term of this Lease shall be for a period of -6- months, commencing on May 7, 1999 and ending on November 6, 1999, unless sooner terminated as herein provided. If Bayside Village is unable to give possession of the suite on the above commencement date for any reason whatsoever, Bayside Village shall not be subject to any liability, nor shall the validity of this Lease be affected nor the term thereof extended, but under such circumstances the rent hereunder shall not commence until the possession of the suite is tendered to Resident; provided, however, that in the event that possession of the suite is not tendered by Bayside Village to Resident within 30 days following the above commencement date, then at any time after the 30-day period and prior to tender by Bayside Village of possession, Resident may terminate this Lease by written notice to Bayside Village, and thereupon all rights and obligations hereunder of both parties shall cease.

3. RENT: Resident shall pay to Bayside Village at the Bayside Village management office at Three Bayside Village Place, San Francisco, California, or to such other place as Bayside Village may from time to time designate by written notice to Resident, without deduction or offset of any kind, as rent for the use and occupancy of the suite, the sum of Twenty Two Hundred Forty Five Dollars ($2245.00) per month payable in advance on the first day of each and every calendar month, and a proportionate part of that sum for any fraction of a calendar month of the term. Rent for the first full calendar month shall be paid at the time of execution of this Lease by Resident, and in the event that the term hereof commences (or if under the terms of paragraph 2 rent commences) other than on the first day of a calendar month, then the rent for the fractional month will be payable on the first day of the immediately following calendar month. RESIDENT AGREES THAT ALL RENTAL AND OTHER PAYMENTS SHALL BE BY PERSONAL CHECK, CASHIER'S CHECK, CERTIFIED CHECK OR MONEY ORDER, AND THAT NO CASH WILL BE ACCEPTED FOR RENTAL PAYMENTS.

4. PARKING: During the term of this Lease, Resident shall have the right to occupy -1- parking space(s) located in the underground parking garage. Bayside Village reserves the right to change from time to time the location of Resident's designated parking space. Resident agrees to pay as additional rent the sum of One Hundred Fifty Dollars ($150.00) per month to Bayside Village for rent for such parking space. Such rent shall be paid at the time and in the manner provided for payment of rent under paragraph 3 above. Resident may terminate rental of this parking space by giving Bayside Village not less than 30 days' written notice of such termination. Use of said parking space shall be at the sole risk of Resident, and without limiting the generality of the foregoing, to the maximum extent permitted by law, Bayside Village shall not have, and Resident agrees to indemnify Bayside against, any liability to Resident or any other person, including attorneys' fees, for any damage to or loss or theft of any automobile or other property (including property of Resident), or injury to or death of any person (including Resident and Resident's family, agents, employees, visitors, or licensees), arising directly or indirectly out of or in any way in connection with the use by Resident or Resident's family, agents, employees, visitors or licensees of such parking space or any part of the parking garage.

5. LATE CHARGES - DISHONORED CHECKS: Resident agrees to pay promptly a late charge of $25.00 in the event any monthly installment of rent is not received within 3 days of its due date. This late charge does not establish a grace period; Bayside Village may make written demand for payment if rent is not paid on its due date. Bayside Village and Resident agree that the late charge is presumed to be the damages sustained by Bayside Village because of Resident's late payment of rent, and that it is impracticable or extremely difficult to fix the actual damages. In the event any check in payment of Resident's rent or other charges is dishonored by the bank, Resident agrees to immediately deliver to Bayside Village a cashier's check, certified check or money order in the amount of the dishonored check plus a service charge of $25.00 and a late charge, if applicable. If such dishonor occurs more than once during the term of this Lease, or any extension thereof, then, if Bayside Village shall so require by notice in writing to Resident, all future rent and other charges must be paid only in the form of a cashier's check, certified check or money order.

6. SECURITY DEPOSIT: Prior to the commencement of the term and before occupancy of the suite, Resident shall deposit with Bayside Village the sum of Eight Hundred Dollars ($800.00), as security for the faithful performance of all Resident's obligations under this Lease, including, but not limited to, payment of rent, and cleaning and repair of the suite after their surrender. THIS SECURITY DEPOSIT SHALL NOT CONSTITUTE PAYMENT OF THE LAST MONTH'S RENT HEREUNDER. Bayside Village shall have the right to the extent permitted by law, but not the obligation, to apply the security deposit to any payment, in the making of which Resident shall be in default hereunder, and to the cost of performing any of Resident's obligations under this Lease, and if Bayside Village does so apply the deposit, Resident shall, upon demand, immediately deposit with Bayside Village all amounts necessary to restore the Security Deposit to its original amount so that Resident shall at all times have on deposit with Bayside Village the amount herein specified as security. Resident's failure to replenish such amount within ten days after written demand by Bayside Village will constitute a material breach of this Lease. Within three weeks after Resident has vacated the suite, Bayside Village will furnish Resident with an itemized written statement of the amount of the security deposit received, of the disposition of the security deposit and the basis for any such disposition of the security deposit; Bayside Village will return any remaining portion of the security deposit to Resident.

7. CONDITION AND MAINTENANCE OF PREMISES: The taking possession of the suite by Resident shall be conclusive evidence that the suite, including all equipment and fixtures, were then clean and sanitary and in good order and condition. Resident shall, throughout the term hereof, keep the suite in good, clean and sanitary order and condition and surrender them to Bayside Village in as good condition as they are on the date of this Lease, reasonable wear and tear and damage by the elements excepted. Resident agrees to notify Bayside Village of any defects, dilapidations or dangerous conditions in and about the suite and to promptly reimburse Bayside Village for the cost of any repairs to said suite, or the equipment or personal property subject to this Lease, caused by negligence or misuse of the suite of or by Resident or of any of Resident's invitees, licensees or guests. Bayside Village may make, when needed in Bayside Village's opinion, any repairs, replacements or restorations in and about the suite or to any of its fixtures or equipment. Resident shall not, without the prior written consent of Bayside Village, make any such repairs, replacements or restorations. Bayside Village shall not be required to make any repairs except as expressly provided by law, and Bayside Village shall in no event have any duty to make any repairs prior to the expiration of a reasonable time following receipt of written notice from Resident of the need therefor.

8. USE OF PREMISES: This suite is to be occupied by no more than four persons. (a) The premises shall be used solely and exclusively for private residence purposes, and shall be occupied only by the persons specified in Resident's latest Lease/Rental Application approved by Bayside Village. (b) Resident will not make or permit any use of the suite, or do or permit any act, including the keeping of anything, in or about the suite, which, directly or indirectly, will tend to injure the reputation of Bayside Village, disturb any resident of the building in which the suite is located or the neighborhood, violate any law, ordinance or regulation, or violate the terms of or cause any increase in the rate under any insurance policy governing or relating to the building in which the suite is located. (c) Resident shall comply with all laws, ordinances and governmental regulations, and with any direction of any public officer, pursuant to law, which shall impose any duty upon or provide for or refer to any obligation of Resident with respect to the suite or the occupation thereof.

9. RULES AND REGULATIONS: Resident agrees to comply with and observe all building Rules and Regulations, a copy of which is attached to this Lease and incorporated by reference in paragraph 29.

10. ALTERATIONS: Resident shall make no alterations (including painting and decorating) in or additions of any kind to the suite or its fixtures or equipment without Bayside Village's prior written consent, which Bayside Village may condition in any manner, or may refuse, in accordance with its sole determination, which shall be conclusive. All such alterations or additions which may be approved by Bayside Village shall be at the sole cost of Resident, and Resident agrees to hold Bayside Village harmless from all liabilities in any way connected therewith. All additions, hardware, fixtures and improvements placed in the suite by Resident or Bayside Village, shall Bayside Village's property and shall remain upon the suite upon any termination of the term hereof, unless Bayside Village as a condition of consenting to such alteration or addition required that at the conclusion of the term hereof the suite be restored to the condition existing prior to such alteration or addition, in which event Resident shall comply with such condition.

11. RIGHT OF ENTRY BY BAYSIDE VILLAGE: On not less than 24 hours' advance notice to Resident by Bayside Village, unless otherwise agreed to by Resident, Bayside Village shall have the right to enter the suite during normal business hours for the purpose of: (a) Making necessary or agreed repairs, decorations, alterations or improvements; (b) Supplying necessary or agreed services; or (c) Showing the suite to prospective or actual purchasers, mortgagees, tenants, workmen or contractors. In case of emergency, or Resident's abandonment or surrender of the suite, Bayside Village or its agent may enter the suite at any time without securing Resident's prior permission. Bayside Village currently has a key to the suite. Resident may not change the locks or add a lock without Bayside Village's prior written consent. Any damage resulting from emergency entry shall be the responsibility of the Resident if locks are changed or added and no key is provided to Bayside Village.

12. PETS: Resident may keep no bird, animal, or reptile or pet of any kind in or about the suite or the common areas.

13. UNTENANTABILITY: If the suite or the building in which the suite is located is made untenantable by fire or other casualty, Bayside Village may elect: (a) To terminate this Lease as of the date of the fire or other casualty by notice to Resident within 30 days after that date, or (b) To repair and restore the building or the suite. In such event the Lease shall not terminate and, unless such fire or other casualty is due to the negligence or misconduct of Resident or any other person in the suite with Resident's permission, such repair and restoration shall be at the expense of Bayside Village and rent shall be abated on a per diem basis while the suite is untenantable.

14. INDEMNIFICATION OF BAYSIDE VILLAGE: Bayside Village shall not be liable, and resident, to the maximum extent permitted by law, waives all claims, and agrees to indemnify Bayside Village for any liability arising before termination of this Lease, and any loss, claim, cause of action, cost or expense, including attorneys' fees, for personal injuries or property damage caused by the negligent, willful, or intentional conduct of Resident or any other occupant of the suite or of their guests or invitees. This indemnification agreement does not waive Bayside Village's duty of care to prevent personal injury or property damage to the extent that duty is imposed by law.

15. SUBLETTING OR ASSIGNMENT: Resident shall not assign this Lease or any interest under it, or sublet the suite or any part thereof, or permit the use or occupancy of the suite or any part thereof by any one other than Resident and the other occupants named in Resident's latest Lease/Rental Application approved by Bayside Village.

16. UTILITIES AND SERVICES: (a) Resident shall arrange for and pay all charges incurred for the furnishing of electrical, cable television and telephone service to the suite, including any deposits required for such services. (b) In the event of any failure or interruption of any service in or to the suite, or in or to the building in which the suite is located, for any reason beyond the reasonable control of Bayside Village, then, to the maximum extent permitted by law, any such failure or interruption of service shall never be deemed an eviction or disturbance of Resident's use and possession of the suite, or render Bayside Village liable to Resident for damages, or relieve Resident from performance of Resident's obligations under this Lease, or entitle Resident to an abatement of rent or parking rent.

17. JOINT AND SEVERAL TENANCY: If more than one person executes this Lease as Resident, their obligation hereunder are joint and several, whether or not such Resident is in actual possession of the suite, and any act or notice of or to, or refund to, or the signature of, any one or more of them, in relation to the extension or termination of this Lease, or under or with respect to any of the terms hereof, shall be fully binding upon each and all of the persons executing this Lease as Resident.

18. EVENTS OF DEFAULT: Resident shall be guilty of a material breach of this Lease should Resident: (a) Fail to pay any rent or other sum payable under this Lease on the date it becomes due; (b) Default in the performance of or breach any provision, term, covenant or condition of this Lease; (c) Vacate or abandon said suite before expiration of the full term of this Lease, or any extension thereof; (d) Permit the leasehold interest of Resident to be levied upon or attached by process of law; or (e) Make an assignment for the benefit of creditors.

19. REMEDIES: In the event Resident is guilty of a material breach of this Lease as defined in paragraph 18 of this Lease, Bayside Village, in addition to any other right or remedy allowed by law or provided for in any other section of this Lease, may, if Bayside Village so elects, forthwith terminate Resident's right to possession of the suite and terminate this Lease. In the event Bayside Village commences litigation against resident to enforce any of the provisions of this agreement, resident shall pay to Bayside Village reasonable attorneys' fees and court costs actually incurred, whether or not the matter is pursued to Judgment. Upon any termination of this Lease, whether by operation of law or at the election of Bayside Village, as above provided, Bayside Village may recover from Resident all sums to which Bayside Village is entitled under section 1951.2 of the California Civil Code and otherwise, including the worth at the time of the award thereof to Bayside Village, computed as provided in said section 1951.2, of the amount by which the unpaid rent for the balance of the full term hereof after the time of such award exceeds the amount of such rental loss for the same period that Bayside Village proves could be reasonably avoided. If Resident abandons or vacates the suite, while in default of the payment of rent, Bayside Village may consider any property left in the suite to be abandoned and may dispose of the same in any manner allowed by law.

20. NO WAIVER: The failure of Bayside Village in any case to enforce or insist upon strict performance of any provision of this Lease, including the building Rules and Regulations, shall not prevent a subsequent act, which would have originally constituted a violation or default hereunder from having all the force and effect of an original violation or default. The receipt by Bayside Village of rent with knowledge of the breach of any provision of this Lease, including the building Rules and Regulations, shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by any act or conduct by Bayside Village, unless such waiver be in writing signed by Bayside Village. No payment by Resident or receipt by Bayside Village of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of the rent earliest due, and Bayside Village may accept any payment without prejudice to Bayside Village's right to recover any other sums due from Resident or pursue any other remedy provided in this Lease, regardless of any endorsement or statement accompanying such payment.

21. SUBORDINATION: This Lease is subordinate to all recorded covenants and conditions which now affect, and to all ground or underlying leases, mortgages or deeds of trust which may now or hereafter affect, the real property of which the suite forms a part, including leases, mortgages and deeds of trust which cover said real property and other suites as a blanket lien or otherwise, and to all renewals, modifications, consolidations, replacements and extensions thereof. This cause shall be self-operative and no further instrument or act shall be required effectuate such subordination, but in confirmation of such subordination, Resident shall execute promptly any certificate or other document which Bayside Village may request.

22. SMOKE DETECTOR: Resident acknowledges that the suite is supplied with a smoke detection device. During the term of this Lease, and any extensions, it shall be Resident's responsibility to regularly test said device to ensure that it is in operable condition. Resident shall promptly inform Bayside Village in writing of any defects, malfunction, or failure of said device and upon receipt of said notice, Bayside Village shall promptly make any repairs necessary to maintain said device in proper working order, at no charge to Resident.

23. NOTICES: Except as otherwise in this Lease provided, any notice by Bayside Village to Resident shall be in writing and shall be deemed to be duly given if and when it is delivered personally to Resident, or sent by registered or certified mail addressed to Resident at the suite, or left at the suite. Any notice by Resident to Bayside Village shall be in writing and shall be deemed to be duly given if it is signed by Resident and delivered personally to Bayside Village's manager at the management office at Bayside Village at Three Bayside Village Place, San Francisco, California, or sent by registered or certified mail addressed to Bayside Village at said management office. Bayside Village may change its address for purposes of this paragraph by giving written notice of the change to Resident in the manner provided in this paragraph.

24. BINDING ON HEIRS AND SUCCESSORS: This Lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, and successors of the parties hereto, but nothing in this paragraph shall be construed as a consent by Bayside Village to any assignment or subletting of this Lease by Resident.

25. MISCELLANEOUS: (a) Each and every term, covenant and agreement herein contained shall be deemed a condition hereof. (b) All amounts (other than rent and late charges) owed by Resident to Bayside Village hereunder shall be paid within 10 days from the date Bayside Village renders statements of account therefor. All amounts (other than rent and late charges) owed by Resident to Bayside Village, if not paid when due, shall bear interest from the due date until paid at the rate of 10% per annum, or if a higher rate is legally permissible, at the highest rate legally permitted. (c) Any riders attached to this Lease and signed by Bayside Village and Resident are hereby made a part of this Lease as though inserted in this lease. (d) This Lease, including provisions and riders above made a part hereof, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Bayside Village nor Bayside Village's agents have made any representations or promises, with respect to the suite or the building in which the suite is located or otherwise, except as expressly set forth in the Lease. This Lease may be modified in writing only, signed by Bayside Village and Resident.

26. CONVERSION TO A MONTH-TO-MONTH TENANCY: IMMEDIATELY UPON THE EXPIRATION OF THE TERM OF THIS LEASE, THE TENANCY SHALL AUTOMATICALLY CONVERT TO A MONTH-TO-MONTH TENANCY UNLESS EITHER PARTY PRIOR TO SUCH EXPIRATION OF THE TERM OF THE LEASE, GIVES THE OTHER PARTY AT LEAST 30 DAYS' NOTICE IN WRITING THAT SUCH PARTY WILL NOT RENEW THE TENANCY ON A MONTH-TO-MONTH BASIS. ANY HOLDING OVER AFTER EXPIRATION OF THE TERM OF THIS LEASE, WITH THE CONSENT OF BAYSIDE VILLAGE, SHALL BE CONSTRUED AS A MONTH-TO-MONTH TENANCY IN ACCORDANCE WITH THE TERMS HEREOF, AS APPLICABLE. AT LEAST 30 DAYS PRIOR TO THE EXPIRATION OF THIS LEASE, BAYSIDE VILLAGE SHALL NOTIFY THE RESIDENT IN WRITING OF ANY POTENTIAL CHANGES IN THE RENTAL RATE OR ANY OTHER TERMS OF THIS LEASE.

27. MONTH-TO-MONTH TENANCY: IN THE EVENT RESIDENT BECOMES A MONTH-TO-MONTH TENANT, SAID TENANCY MAY BE TERMINATED BY THE RESIDENT ONLY BY GIVING THIRTY
(30) DAYS WRITTEN NOTICE OF INTENT TO TERMINATE THE TENANCY.

28. MANAGER AND AGENT OF BAYSIDE VILLAGE: The person authorized to manage the premises is James Greene, Three Bayside Village Place, San Francisco, California. The person authorized to act for and on behalf of Bayside Village for the purpose of service of process and for the purpose of receiving and receipting for all notices and demands is James Greene, Resident Manager, Bayside Village, Three Bayside Village Place, San Francisco, California.

29. INCORPORATED INSTRUMENTS: This Lease incorporates by reference as if written herein other terms and conditions contained in the following instruments, receipt of a copy of each of which instruments Resident hereby acknowledges: _X_ Lease Agreement, _X_ Suite Move-In Condition Form, _X_ Rules and
Regulations, ___ Addendum to Residential Lease, _X_ Resident Handbook, ___
_____________________________________.

NOTICE: THIS LEASE CONTAINS A PROVISION FOR THE AUTOMATIC RENEWAL OR EXTENSION OF YOUR TENANCY.

IN WITNESS WHEREOF, Bayside Village and Resident have executed duplicate originals of this Lease on the respective dates set forth below and Resident acknowledges receipt of a duplicate original of this Lease.

/s/ Ralph Amato - CEO                  5-3-99    /s/ Michael Potter, Secretary 5/3/99
---------------------------------------------    ------------------------------------
Ralph Amato - Chief Executive Officer    Date    Michael Potter -        Date
                                                 Secretary
---------------------------------------------    ------------------------------------
Resident                                 Date    Resident                Date

BAYSIDE VILLAGE ASSOCIATES, a partnership

By /s/ Susan Schwartz                            Date: 5-7-99
   ------------------------------------------          ------
         Bayside Village Associates

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